Exhibit 10.4

EXECUTION AMENDMENT NO. 2

TO

LOAN AGREEMENT

AMENDMENT NO. 2, dated as of February 13, 2004 (this “Amendment”), to that certain Loan Agreement, dated as of July 29,2002, as amended by Amendment No. 1, dated as of December 20, 2002 (as amended by Amendment No. 1, the “Existing Loan Agreement”), among Sunterra Corporation, a Maryland corporation (“Parent”), Borrowers (as defined therein), the Lenders (as defined therein), and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Loan Agreement;

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Existing Loan Agreement as more specifically set forth herein; and

WHEREAS, Agent and Lenders have indicated their willingness to agree to such amendment of the Existing Loan Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 3 hereof):

(a) Clause (i) of the definition of “Applicable Margin” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“with respect to interest payable on Tranche A Loans, 2.25%”.

(b) Clause (ii) of the definition of “Applicable Margin” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“with respect to interest payable on Tranche B Loans, 4.00%”.

(c) The definition of “Contract File” in Section 1.1 of the Loan Agreement is hereby amended by adding at the very end of such definition the following sentence:

“In addition, notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, with respect to a Points Based Time Share Interest, “Contract File” means: (i) the original or a copy of the sales contract, however, denominated, pursuant to which the applicable Points Based Time Share Interest was originally sold by the seller thereof, whether or not a Borrower (provided that if the seller of such Points Based Time Share Interest is not a Borrower, such sales contract has been assigned to a Borrower), including any addenda thereto, (ii) an original or a copy of any assumption or modification thereof (if applicable), and (iii) if and only if a purchase money promissory note was executed by the purchaser of such Points Based Time Share Interest, the documents required by Subsections (i) and (v) of this definition, to the extent applicable.”

(d) The definition of “Eligible Mortgage Receivables” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting in its entirety the sentence immediately succeeding Subsection (xii) and preceding Subsection (a) thereof and inserting, in lieu thereof, the following:

“And, with respect to Mortgage Receivables (except for Epic Receivables) originated on or after February 1, 2001, and with respect to Epic Receivables originated on or after October 30, 2003, in addition to the foregoing criteria:”

(e) The definition of “Eligible Resorts” in Section 1.1 of the Existing Loan Agreement is hereby amended by adding at the end thereof the following:

““Eligible Resorts” also means Club Sunterra Vacations, Club Sunterra Vacations I1 (formerly known as Epic Vacation Club), Club Sunterra Vacations California and Club Sunterra Vacations St. Maarten, together with all resorts from time to time affiliated therewith, including, without limitation, the Epic Resorts.”

(0 The date “July 29, 2004” in the definition of “Final Maturity Date” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, “February 28,2006”.

(g) The definition of “Maximum Aggregate Amount” is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“$300,000,000, plus an amount equal to the aggregate amount of the Indebtedness secured by the Prudential Receivables, but not in excess of $50,000,000, which Indebtedness may be repaid with the proceeds of the Tranche A Loans; provided, any such Tranche A Loans shall be repaid in full in accordance with the last sentence of Section 2.7.”

(h) The definition of “Time Share Interest” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting in its entirety the last sentence thereof and inserting, in lieu thereof, the following:

“Time Share Interest shall include, without limitation, any Vacation Time Share Interest and any Points Based Time Share Interest.”

(i) The definition of “Time Share Inventory” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof,            ,the following:

““Time Share Inventory” means the unsold (including previously sold and subsequently reacquired) (x) Time Share Interests at the Eligible Resorts and (y) Points Based Time Share Interests owned by the Loan Parties that conform to the each of the terms and conditions of Section 9.17.”

(i) The definition of “Time Share Mortgage” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Time Share Mortgage” means a mortgage, deed of trust or other security interest on or with respect to a Timeshare Interest, including, without limitation, any financing instruments for Time Share Interests in St. Maarten and for Points Based Time Share Interests.”

(k) The definition of “Total Tranche A Loan Commitment” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the phrase “$225,000,000 at any time” set forth therein in its entirety and inserting, in lieu thereof, the following:

“the sum of $225,000,000, plus an amount equal to the aggregate amount of the Indebtedness secured by the Prudential Receivables, but not in excess of $50,000,000, which Indebtedness may be repaid with the proceeds of the Tranche A Loans; provided, any such Tranche A Loans shall be repaid in full in accordance with the last sentence of Section 2.7.”

(1) The definition of “Total Tranche B Loan Commitment” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Total Tranche B Loan Commitment” means the sum of the amounts of the Lenders’ Tranche B Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche B Loan Commitment shall not exceed, as of any date of determination, an amount equal to (i) the sum of (1) $100,000,000, plus (2) the Inventory Collateral Value of all Epic Inventory as of February 13, 2004,

&(3) at any time Epic Inventory comprises any portion of the Tranche B Borrowing Base, $5,000,000, (ii) the aggregate amount of the Inventory Collateral Value of all Epic Inventory, determined as of the date of the sale thereof, sold by Borrowers to third parties during the period of February 13,2004 to such date.”

(m) The percentage “80.0%” set forth in the definition of “Tranche A Advance Rate” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, “85.0%”.

(n) Appendix A-1 to the Existing Loan Agreement, as referred to in the definition of “Tranche A Loan Commitment” in Section 1.1 of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Appendix A-1 hereto.

(o) Appendix A-2 to the Existing Loan Agreement, as referred to in the definition of “Tranche B Loan Commitment” in Section 1.1 of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Appendix A-2 hereto.

(p) The following definitions are added to Section 1.1 of the Loan Agreement: ““Conversion” has the meaning specified therefor in Section 9.17(a).” ““Conversion Conditions” has the meaning specified therefor in Section 9.17(a).” ““Conversion Date” has the meaning specified therefor in Section 9.17(a)(i).” ““Declaration” has the meaning specified therefor in Section 9.17(a)(iii).”

““Epic Inventory” means Time Share Inventory with respect to Club Sunterra Vacations II.”

““Epic Receivable” means a Mortgage Receivable generated from the sale of a membership in Club Sunterra Vacations 11, formerly known as Epic Vacation Club.”

““Epic Resorts” means each of the following Resorts:

Resort Location

London Bridge Resort Timeshare Condominium Lake Havasu City, AZ Desert Paradise Resort Las Vegas, NV Daytona Beach Regency Daytona Beach, FL Scottsdale Links Condominium Scottsdale, AZ Palm Springs Marquis Villas Palm Springs, CA Island Links Resort Hilton Head, SC

““Opinion” has the meaning specified therefor in Section 9.17(a)(v).”

““Points Based Documents” has the meaning specified therefor in Section 9.17(a)(iii).

““Points Based Governmental Authorities” has the meaning specified therefor in Section 9.17(a)(iii).”

““Points Based Legal Requirements has the meaning specified therefor in Section 9.17(a)(iii).”

““Points Based Time Share Interest” means a Time Share Interest (including a club membership) that is denominated in points, SunOptions, or a similar form of currency, the redemption of which entitles the holder thereof to reserve the use and occupancy of a residential accommodation at an Eligible Resort. Any Borrower that is the seller of Points Based Time Share Interests shall be deemed the owner of a Points Based Time Share Interest to the extent of its unsold points from time to time.”

““Prudential Receivables” means the Epic Receivables of Epic Master Funding Corporation securing the Indebtedness of such Borrower to Prudential Securities Credit Corp., LLC.”

““Release” has the meaning specified therefor in Section 9.17(b).”

““Release Conditions” has the meaning specified therefor in Section 9.17(b).”

““Release Date” has the meaning specified therefor in Section 9.17(b)(i).”

““Release Request” has the meaning specified therefor in Section 9.17(b)(i).”

““U.S. Operating Expenses” means Parent’s and its Subsidiaries’ actual consolidated results in the United States of America and St. Maarten for the trailing twelve month period as of any date of determination of (i) cost of sales, (ii) advertising, sales and marketing, and (iii) general and administrative expenses, expressly excluding maintenance and subsidy expense, portfolio loan expense, loan provision, club operating expenses, resort management expenses, impairment and extraordinary expenses, in each case as determined in accordance with GAAP.”

(9) Section 2.7 of the Existing Loan Agreement is hereby amended by adding the following sentence immediately prior to the end thereof:

“Notwithstanding anything herein or in any other Loan Document to the contrary, upon receipt of any net proceeds from the securitization, other disposition or refinancing of any of the Prudential Receivables, Borrower shall repay the Tranche A Loans in an aggregate principal amount equal to such net proceeds.”

(r) Section 6.l(p) of the Existing Loan Agreement is hereby amended by adding the following sentence immediately prior to the end thereof:

“Notwithstanding anything herein or in any other Loan Document to the contrary, the proceeds of the Tranche A Loans, not in excess of $50,000,000, may be used to purchase the Prudential Receivables by repaying the Indebtedness secured by the Prudential Receivables on terms and conditions satisfactory to Agent, including, without limitation, that upon giving effect to any such repayment, the Prudential Receivables shall conform to the definition of the term Eligible Mortgage Receivables; provided, any such Tranche A Loans shall be repaid in fill in accordance with the last sentence of Section 2.7.”

(s) Schedule 6.3(a) to the Existing Loan Agreement, as referred to in Section 6.3(a) of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Schedule 6.3(a) hereto.

(t) Section 6.3 of the Existing Loan Agreement is hereby amended by adding the following subsection 6.3(e) immediately prior to the end thereof:

“(e) Efficiency Ratio. Beginning January 1, 2004 and measured cumulatively each quarter through December 31, 2004 and on a twelve month trailing basis each quarter thereafter, permit the ratio of (x) U.S. Operating Expenses to (y) U.S. Sales Revenue (i) to exceed 1.50:1.00 for the quarter ended March 31, 2004, to exceed 1.20:1.00 for the quarter ended June 30, 2004, to exceed 1.10:1.00 for the quarters ended September 30, 2004 and December 31, 2004, and (ii) to exceed 1.05:1.00 for the quarters ended March 31,2005 and June 30,2005.”

(u) The Existing Loan Agreement is hereby amended by adding the following Section 9.17 immediately after Section 9.16 thereof:

“9.17 Conversion of Time Share Interests to Points Based Time Share Interests. (a) Borrowers may convert (a “Conversion”) Time Share Interests at Eligible Resorts to Points Based Time Share Interests, and Agent hereby consent to such Conversion, provided that each of the following terms and conditions (the “Conversion Conditions”) has been satisfied in connection only with the first such Conversion with respect to each Eligible Resort:

(i) The applicable Borrower has provided Agent notice with notice of the proposed Conversion at least fifteen (15) days prior to the date thereof (the “Conversion Date”).

(ii) Immediately prior to, and after giving effect to, the proposed

Conversion, no Default or Event of Default shall have occurred and be continuing at the time that the applicable Borrower gives Agent notice of the Conversion and on the date of the Conversion.

(iii) All documents reasonably required to implement the Conversion, to market and sell Points Based Time Share Interests and to operate, manage and administer the related Eligible Resort, including, without limitation, (x) all documents required to be submitted to Governmental Authorities in each state in which the applicable Points Based Time Share Interests will be marketed or sold (the “Points Based Governmental Authorities”) in accordance with all Requirements of Law of such states applicable to Points Based Time Share Interests (“Points Based Legal Requirements) and (y) the Declaration, bylaws and rules and regulations of the applicable Eligible Resort, the member’s association, the management agreement, the form of contract of sale, promissory note, and other sale and financing documents to be used in connection with the sale of the Points Based Time Share Interests (to the extent applicable) (collectively, the “Points Based Documents”) shall be submitted to Agent for review and approval, which approval shall not be unreasonably withheld. No material substantive changes or modifications to any of the Points Based Documents previously approved by Agent shall be made without Agent’s prior approval, which approval shall not be unreasonably withheld. For purposes of this Agreement, “Declaration” shall mean the declaration or comparable document which establishes the applicable Points Based Time Share Interests and contains various covenants, restrictions, easements, charges and liens related thereto.

(iv) The applicable Borrower has filed with the Points Based Governmental Authorities such documents as are necessary to comply in all material respects with the Points Based Legal Requirements and has obtained from the applicable Points Based Governmental Authorities all consents and approvals required under the Points Based Legal Requirements to implement the Conversion and to market and sell the applicable Points Based Times Share Interests in the applicable jurisdiction.

(v) The applicable Borrower has delivered to Agent an opinion or written confirmation of outside or in-house counsel that (A) the applicable Points Based Documents satisfy in all material respects all Points Based Legal Requirements and have been duly executed and, where necessary, have been duly recorded pursuant to the applicable Points Based Legal Requirements and (B) all filings with Points Based Governmental Authorities necessary for the marketing and sale of the applicable Points Based Times Share Interests have been made, all required consents and approvals of all applicable Points Based Governmental Authorities have been obtained, and all Points Based Legal Requirements have been satisfied in all material respects and no further filing, registration or other compliance with any federal or state securities law or other Legal Requirement is currently required in connection with the marketing and sale of the applicable Points Based Time

Share Interests (the “Opinion”).

(vi) The applicable Borrower has delivered to Agent an Officer’s Certificate setting forth (x) the retail sales value of the Time Share Interests to be converted, (y) the retail sales value of the related Points Based Time Share Interests, and (z) that the retail sales value of such related Points Based Time Share Interests is equal to or greater than the retail sales value of such Time Share Interests.

(vii) The applicable Borrower has delivered to Agent an Officer’s Certificate confirming that (x) such Borrower has complied with all of the Conversion requirements and (y) there are no Defaults or Events of Default continuing.

(viii) The applicable Borrower has paid all costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements incurred by Agent and/or Lenders in connection with the Conversion.

(ix) Unless required by Points Based Legal Requirements, the Declaration shall not be recorded against the Property and the Times Share Interests shall not be transferred to the applicable trustee or club entity until (A) all consents and approvals of all Points Based Governmental Authorities have been obtained and delivered to Agent, (B) the applicable Borrower delivers to Agent the Opinion and (C) all other Conversion Conditions have been satisfied.

(x) After Time Share Interests have been transferred and dedicated to the applicable trustee or club entity, the applicable Borrower shall not abandon the Conversion without the prior written approval of Agent.

(b) If the Conversion Conditions have been satisfied, Agent shall, from time to time, within fifteen (15) days of written request from Borrower (the “Release Request”), execute, acknowledge and deliver to the applicable Borrower such releases in form and substance satisfactory to such Borrower and its title insurance company (without recourse) (each, a “Release”) from the Lien of the Mortgage(s) encumbering the applicable Time Share Interests as the applicable Borrower shall request, provided that such Borrower satisfies each of the following terms and conditions with respect to each Release Request (the “Release Conditions”):

(i) No Default or Event of Default has occurred and is continuing at the time the applicable Borrower makes the Request and on the date upon which Agent delivers the Release (the “Release Date”).

(ii) The applicable Borrower has delivered to Agent a title report on the Time Share Interests to be released and a UCC search report with respect to such Borrower that will be transferring Time Share Interests to the applicable trustee or club entity covering the time period since the last applicable title and UCC search reports delivered to Agent, all of which must show that such Times Share Interests are being transferred free and clear of all Liens and encumbrances other than the Lien of the applicable Mortgage(s) and the Permitted Liens, and shall in all other respects be satisfactory to Agent, in its reasonable discretion.

(iii) The applicable Borrower has delivered to Agent (A) on the Release Date, an Officer’s Certificate dated the Release Date confirming that (x) all of the Release Conditions have been satisfied and (y) no Defaults or Events of Default are continuing.

(iv) The applicable Borrower, at its sole expense, and subject to Agent’s approval, has delivered to Agent any and all documents and instruments necessary to effect the Release of the applicable Time Share Interest(s) from the Lien of the applicable Mortgage(s).

(v) The applicable Borrower has paid to Agent, upon its delivery of a Release, all costs reasonably incurred by Agent (including, but not limited to, recording charges, taxes and fees and reasonable attorneys’ fees and disbursements) in connection with the review, execution and delivery of such Release and all related documents and instruments.

(c) It is expressly understood and agreed that the rights granted hereunder to Agent to review, approve and comment upon any of the Points Based Documents are not intended to, nor shall they be deemed to, constitute Agent or Lenders as a sponsor with respect to any Conversion, but is intended merely to afford Agent the ability (i) to ensure correct disclosure of Agent’s involvement with the Points Based Time Share Interests, and (ii) to protect and preserve the security intended to be granted to Agent and Lenders under this Agreement and the other Loan Documents. Any approval by Agent of any Points Based Document shall be evidence solely of Agent’s determination that such document properly discloses such involvement and that the terms thereof, if implemented, would not have an adverse effect on such security, and not evidence of Agent’s (A) determination that such document is in compliance with any laws, rules or regulations applicable to the Conversion or (B) approval of the terms of such documents, except as to the specific aspects referred to in clauses (i) and (ii) above.

SECTION 2. Certain Covenants and Limitations. In consideration of the execution and delivery of this Amendment by Agent and the Lenders, Borrowers hereby agree as follows:

(a) Renewal Fee. The failure to pay each of the following fees on or before the applicable date set forth herein (x) shall be an Event of Default and (y) shall render each of the amendments set forth herein to be no longer of any force or effect:

(i) Borrowers shall pay to Agent a non-refundable renewal fee in the amount of $2,250,000 on or before July 31,2004, and

(ii) Borrowers shall pay to Agent a non-refundable renewal fee in the amount of $1,312,500 on or before July 31,2005.

(b) Sales Fee. At any time Epic Inventory comprises any portion of the Tranche B Borrowing Base or the Tranche C Borrowing Base, or Agent or an Affiliate thereof is currently lending to one or more Borrowers secured by such Epic Inventory, Borrower shall pay to Agent a non-refundable fee in the amount of 1.50% of the aggregate amount of the net sales price of all items of Epic Inventory sold in the most recent three months then ended but excluding any items of Epic Inventory sold to a joint venture in which Agent or an Affiliate thereof is a participant, which fee shall be payable in arrears on the fifteenth (15th) day of each April, July, October and January, beginning April 15, 2004, and the failure to pay any such fee on or before such date shall be an Event of Default.

(c) First Opportunity. Borrowers shall offer to Agent and its Affiliates the first opportunity to enter into any financing of the Epic Inventory (other than the Loans), including without limitation, any joint venture with respect thereto, and Agent shall notify Parent of its, or its Affiliate’s, intention to enter into such facility within a reasonable period of time thereafter.

(d) Costs and Expenses. Borrowers shall pay all costs and expenses of Agent incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 9.4 of the Loan Agreement.

(e) Joinder. By executing and delivering this Amendment, each of the Points Based Time Share Developers and Epic Resorts Parties (as each such term is defined in Section 3(a) hereof) agrees to become (i) a Borrower under, and to be bound by, and to comply with, the terms and conditions of the Loan Agreement; (ii) an Additional Pledgor (as defined in the Pledge Agreement) under, and to be bound by, and to comply with, the terms and conditions of the Pledge Agreement and this Amendment shall be deemed to be “Counterpart Agreement” for all purposes thereof. In addition, the information contained in the schedules attached as Schedule I1 hereto shall be deemed to be a part of Schedule I1 to the Pledge Agreement; and (iii) an Additional Grantor (as defined in the Security Agreement) under, and to be bound by, and to comply with, the terms and conditions of the Security Agreement and this Amendment shall be deemed to be a “Counterpart Agreement” for all purposes thereof.

(f) Prudential Receivables. Notwithstanding anything herein or in any other Loan Document to the contrary, the parties hereto acknowledge and agree that, in addition to the satisfaction of the other terms and conditions of the Loan Agreement and the other Loan Documents, no Lender shall have any obligation to make any Loan the proceeds of which would be used to purchase the Prudential Receivables by repaying the Indebtedness secured by the Prudential Receivables unless and until each of the following conditions precedent shall have been satisfied:

(i) Agent shall have received a custodial agreement with respect to the Contract Files for the Prudential Receivables in form and substance satisfactory to Agent, executed by the parties thereto;

(ii) Agent shall have received a servicing agreement with respect to the Prudential Receivables in form and substance satisfactory to Agent, executed by the parties thereto;

(iii) Agent shall have received a purchase agreement with respect to the Prudential Receivables in form and substance satisfactory to Agent, executed by the parties thereto, together with any applicable settlement orders or related decrees; and

(iv) Agent shall have completed its due diligence with respect to the Prudential Receivables and the transactions related thereto and shall be satisfied with the results thereof; provided, m,(x) the Indebtedness secured by the Prudential Receivables shall be deemed to be “Permitted Indebtedness” for all purposes of the Loan Documents and (y) the Liens securing such Indebtedness shall be deemed to be “Permitted Liens” for all purposes of the Loan Documents, provided, further, that such Liens are terminated within thirty (30) days of the repayment of the Indebtedness secured by the Prudential Receivables.

(g) Custodial Agreement. Within thirty (30) days of the date hereof, Agent shall receive an amendment to the Custodial Agreement in form and substance satisfactory to Agent, executed by the parties thereto.

SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment. Agent has received counterparts of this Amendment executed by Borrowers and Agent on behalf of Lenders, and by executing and delivering such a counterpart, each of Club Sunterra Development, LLC, a Delaware limited liability company, and Club Sunterra Development California, LLC, a Delaware limited liability company (individually, a “Points Based Time Share Developer,” and collectively, the “Points Based Time Share Developers”) and Club Sunterra Development 11, LLC, a Delaware limited liability company, Sunterra Hilton Head Development, LLC, a Delaware limited liability company, Sunterra Daytona Development, LLC, a Delaware limited liability company, Sunterra Las Vegas Development, LLC, a Delaware limited liability company, Sunterra Scottsdale Development, LLC, a Delaware limited liability company, Sunterra Palm Springs Development, LLC, a Delaware limited liability company, Sunterra Epic Mortgage Holdings, LLC, a Delaware limited liability company, Epic Declarant, Inc., a Delaware corporation, Epic Residual Assets, Inc., a Delaware corporation and Epic Master Funding Corporation, a Delaware corporation, (individually, an “Epic Resorts Party,” and collectively, the “Epic Resorts Parties”). Each Points Based Time Share Developer and Epic Resorts Party shall be deemed a

“Borrower” under the Loan Documents.

(b) Notes. Agent, on behalf of each Lender, shall have received an amendment and restatement of each Note then outstanding reflecting the applicable amendments to the Loan Agreement set forth herein, in each case in form and substance satisfactory to such Lender, executed by Borrowers.

(c) Warrants. Agent shall have received an amendment to the Warrant Agreement and Warrants, in each case in form and substance satisfactory to Agent, executed by the parties thereto.

(d) Other Documents, Etc. Agent shall have received from each of the Points Based Time Share Developers and Epic Resorts Parties:

(i) copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer or manager of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other jurisdiction in the United States in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each jurisdiction of organization, each dated a recent date prior to the Closing Date;

(ii) resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is a party, certified as of the date hereof by the secretary or similar officer or manager of such Person as being in full force and effect without modification or amendment;

(iii) signature and incumbency certificates of the officers or managers of such Person executing the Loan Documents to which it is a party:

(iv) evidence satisfactory to Agent of the compliance by each such Person and the owner of all the membership interests thereof of its obligations under the Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(v) (A) a completed Collateral Certificate dated as of the date hereof and executed by an Authorized Officer of each such Person, (B) the results of a search (including a recent update thereof), by a Person satisfactory to Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of each such Person, together with copies of all such filings disclosed by such search, and (C) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens); and

(vi) evidence that each such Person and the applicable Loan Party that owns all of the membership interests of each such Person shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Agent.

(e) Opinions of Counsel. Agent shall have received legal opinions from counsel to each of the Points Based Time Share Developers and Epic Resorts Parties, which counsel shall be acceptable to Agent, covering such matters as Agent may request and in form and substance satisfactory to Agent.

(f) Representations and Warranties. The representations and warranties contained in Section 4 of this Amendment and each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(g) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Amendment.

SECTION 4. Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders:

(a) Representations and Warranties. The representations and warranties contained in this Section 4 and in each of the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date.

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents; Prior Amendment.

(a) Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Financing Document to the Existing Loan Agreement shall be to the Existing Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Prior Amendment. As of the Effective Date, the parties hereto agree that Section 2(b) of Amendment No. 1, dated as of December 20, 2002, to the Existing Loan Agreement shall no longer be of any force or effect, and none of the parties hereto shall have any rights or obligations with respect to such provision.

SECTION 6 . Integration; Amendment. This Amendment sets forth in full the terms of agreement between the parties with respect to the amendment described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such amendment. This Amendment supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the amendment described herein.

SECTION 7. No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of Borrowers, Agent and the Lenders and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[signature pages in separate document]

APPENDIX A-1 TO LOAN AGREEMENT

Tranche A Loan Commitments

Merrill Lynch Mortgage Lending, Inc. As of any date of determination, an amount equal to the sum of $225,000,000, but not in excess of $50,000,000, plus an amount equal to the aggregate amount of the Indebtedness secured by the Prudential Receivables, which Indebtedness may be repaid with the proceeds of the Tranche A Loans; provided, any such Tranche A Loans shall be repaid in full in accordance with the last sentence of Section 2.7.

APPENDIX A-2 TO LOAN AGREEMENT

Tranche B Loan Commitments

Merrill Lynch Mortgage Lending, Inc. As of any date of determination, an amount equal to (i) the sum of (1)

$100,000,000, (2) the

Inventory Collateral Value of all

Epic Inventory as of February 13,

2004, plus (3) at any time Epic

Inventory comprises any portion of

the Tranche B Borrowing Base,

$5,000,000, (ii) the aggregate

amount of the Inventory Collateral

Value of all Epic Inventory,

determined as of the date of the

sale thereof, sold to third parties

during the period of February 13,

2004 to such date.

Schedule 6.3(a)

U.S. Sales Revenues

DATE QUARTERLY SALES REQUIREMENT”

(For each Quarter ended until the

Final Maturity Date)

Quarter ended March 31 U S . Sales Revenue Must Exceed $ 24,000,000

Quarter ended June 30 U.S. Sales Revenue Must Exceed $ 35,800,000

Quarter ended September 30 U.S. Sales Revenue Must Exceed $ 39,600,000

Quarter ended December 31 U.S. Sales Revenue Must Exceed $ 34,100,000

*excludes any Epic Resorts related Sales Revenue

Schedule I1

SCHEDULE I1 TO PLEDGE AGREEMENT

SCHEDULE I1

TO PLEDGE AGREEMENT DATED FEBRUARY \ 3 , 2 0 0 4

PLEDGOR: Sunterra Corporation

PLEDGE STOCK: All shares of capital stock of the following corporations owned by Pledgor:

Entity Incorp.

Epic Residual Assets, Inc. . DE

SCHEDULE I1 TO PLEDGE AGREEMENT

DATED FEBRUARY 13, 2004 PLEDGOR: Epic Residual Assets, Inc.

PLEDGE STOCK: All shares of capital stock of the following corporations owned by Pledgor:

Entity Incorp.

Epic Declarant, Inc. DE

SCHEDULE I1 TO PLEDGE AGREEMENT

DATED FEBRUARY I a            ,2004

PLEDGOR: Epic Residual Assets, Inc.

PLEDGE STOCK: All shares of capital stock of the following corporations owned by Pledgor:

Entity Incorp.

Epic Master Funding Corporation DE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SUNTERRA CORPORATION

By: [signature]

Name: Frederick C. Bauman
Title: Vice President

AKGI LAKE TAHOE INVESTMENTS, INC.

By: [signature]

Name: Frederick C. Bauman
Title: Vice President

AKGI ST. MAARTEN, NV

By: [signature]

Name: Frederick C. Bauman
Title: Vice President

ARGOSY GRAND BEACH, INC.

By: [signature]

Name: Frederick C. Bauman
Title: Vice President

ARGOSY PARTNERS, INC.

By: [signature]

Name: Frederick C. Bauman
Title: Vice President

Signature Page to
Amendment No. 2
to Loan Agreement

ARGOSYKGI GRAND BEACH INVESTMENT PARTNERSHIP

By: Argosy Grand Beach, Inc., Its General Partner

By:

Name: Frederick C. Bauman

Title: Vice President

By: Argosy Partners, Inc., Its General Partner

By:

Name: Frederick C. Bauman

Title: Vice President

By: KGI Grand Beach Investments Inc., its Managing General Partner

By:

Name: Frederick C. Bauman

Title: Vice President

CLUB SUNTERRA, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

GRAND BEACH PARTNERS, L.P.

By: ArgosyKGI Grand Beach Investment Partnership, its General Partner

By: Argosy partners, Inc., its Genyal partner

By:

Name: Frederick C. Bauman

Title: Vice President

By: Argosy Grand Beach, Inc., its General Partner

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

GRAND BEACH RESORT, LIMITED PARTNERSHIP

By: Grand Beach Partners, LP, its General Partner

By: Argosy/KGI Grand Beach Investment Partnership, its General Partner

By: KGI Grand Beach Investments, Inc., its Managing General Partner n

Name: Frederick C. Bauman Title: Vice President

By: Argosy Partners, Inc., A

Name: Frederick C. Bauman Title: Vice President

By: Argosy Grand Beach, Inc., its Gengral partners

Name: Frederick C. Bauman Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

KABUSHIKI GAISHA KEI, LLC

By: Sunterra Finance Holding Company, its Member

By: ______________________

Name: Frederick C. Bauman

Vice President

KGI GRAND BEACH INVESTMENTS, INC.

By: ______________________

Name: Frederick C. Bauman

Title: Vice President

KGK LAKE TAHOE DEVELOPMENT, INC.

By: ______________________

Name: Frederick C. Bauman

Title: Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By: AKGI Lake Tahoe Investments, Inc., its Managing Member

By: ______________________

Name: Frederick C. Bauman

Title: Vice President

By: KGK Lake Tahoe Development, Inc., its Member

By: ______________________

Name: Frederick C. Bauman

Title: Vice President

Signature Page to
Amendment No. 2
to Loan Agreement

MMG DEVELOPMENT CORP.

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

PREMIER VACATIONS, INC.

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

RESORT MARKETING INTERNATIONAL, INC.

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

RPM MANGEMENT, INC.

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By: [signature]
Name: Frederick C. Bauman
Title: Vice President

Signature Page to
Amendment No. 2
to Loan Agreement

SUNTERRA FINANCIAL SERVICES, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA PACIFIC, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA ST. CROIX, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA TRAVEL, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA FINANCIAL HOLDING COMPANY

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA MANAGEMENT AND EXCHANGE

HOLDING COMPANY

By:

Name: Frederick C. Bauman

Title: Vice President

CLUB SUNTERRA DEVELOPMENT, LLC (f/k/a Club Sunterra, LLC)

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

RPM MANAGEMENT, LLC

By: Sunterra Management and Exchange Holding

Company, its Manager

By:

Name: Frederick C. Bauman

Name: Frederick C. Bauman Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA DAYTONA DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC) By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA HILTON HEAD DEVELOPMENT,

LLC (f/k/a Sunterra Bent Creek Village Development, LLC

By: Sunterra Developer and Sales Holding Company its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA COMMUNICATIONS, LLC

By: Sunterra Management and Exchange Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA CORAL SANDS DEVELOPMENT LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

li Name: Frederick C. Bauman Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA CYPRESS POINTE I
DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: ______________________
Name: Frederick C. Bauman
Title: Vice President

SUNTERRA CYPRESS POINTE II
DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: ______________________
Name: Frederick C. Bauman
Title: Vice President

SUNTERRA CYPRESS POINTE III
DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: ______________________
Name: Frederick C. Bauman
Title: Vice President

CLUB SUNTERRA DEVELOPMENT
CALIFORNIA, LLC (f/k/a Sunterra East Marketing, LLC)

By: Sunterra Developer and Sales Holding Company, its Manager

By: ______________________
Name: Frederick C. Bauman
Title: Vice President

Signature Page to
Amendment No. 2
to Loan Agreement

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: /s/ Frederick C. Bauman

Name: Frederick C. Bauman
Title: Vice President

SUNTERRA GRAND BEACH I DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: /s/ Frederick C. Bauman

Name: Frederick C. Bauman
Title: Vice President

SUNTERRA GRAND BEACH II DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: /s/ Frederick C. Bauman

Name: Frederick C. Bauman
Title: Vice President

SUNTERRA GREENSPRINGS DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By: /s/ Frederick C. Bauman

Name: Frederick C. Bauman
Title: Vice President

Signature Page to
Amendment No. 2
to Loan Agreement

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/Ma Sunterra KGK Partners Finance, LLC)

By: Sunterra Finance Holding Company, its

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA KALLOF PLACE DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company., its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC) By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC) By: Sunterra Developer and Sales Holding Company, its Manager ,q

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA POWHATAN DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

Name: Frederick C. Bauman Title: Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC By: Sunterra Developer and Sales Holding

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA CITRUS SHARE HOLDING, LLC (f/Ma Sunterra South Marketing, LLC)

By: Sunterra Corporation, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Codny,its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA WEST MARKETING, LLC By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By: Sunterra Finance Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

SUNTERRA RESIDUAL ASSETS M&E, LLC By: Sunterra Management and Exchange Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

CLUB SUNTERRA DEVELOPMENT 11, LLC (f/k/a Sunterra Texas Development, LLC) By: Sunterra Developer and Sales Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC By: Sunterra Finance Holding Company, its Manager

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By: Sunterra Centralized Services Company

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment N o. 2 to Loan Agreement

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By: Sunterra Centralized Services Company

By:

Name: Frederick C. Bauman

Title: Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:

Name: Frederick C. Bauman

Title: Vice President

EPIC DECLARANT, INC.

By:

Name: Michael S. Westfall

Title: President

EPIC RESIDUAL ASSETS, INC.

By:

Name: Frederick C. Bauman

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

EPIC MASTER FUNDING CORPORATION

By:

Name: Michael S. Westfall

Title: Vice President

Signature Page to Amendment No. 2 to Loan Agreement

AGENT:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:

Name:

Title:

LENDER:

MERRILL LYNCH MORTGAGE LENDING, INC.

By:

Name:

Title:

Signature Page to Amendment No. 2 to Loan Agreement